UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM	8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): June 10, 2025

Ambac Financial Group, Inc.
(Exact name of Registrant as specified in its charter)

Delaware	1-10777	13-3621676
(State of incorporation)	(Commission file number)	(I.R.S. employer identification no.)

One World Trade Center	New York	NY	10007
(Address of principal executive offices)

(212)	658-7470
(Registrant's telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol	Name of each exchange on which registered
Common stock, par value $0.01 per share	AMBC	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 under the Securities Act (17 CFR 230.405) or Rule 12b-2 under the Exchange Act (17 CFR 240.12b-2).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to

Section 13(a) of the Exchange Act.	☐

Item 1.01. Entry into a Material Definitive Agreement
Amendment to Credit Agreement
On June 10, 2025, Ambac Financial Group, Inc. (the “Company”) entered into an amendment (the “Amendment”) to the credit agreement, dated as of August 1, 2024 (the “Credit Agreement”), by and among the Company; Cirrata Group LLC, a Delaware limited liability company and wholly owned subsidiary of the Company (“Cirrata Group”); Cirrata V LLC, a Delaware limited liability company and an indirect wholly owned subsidiary of the Company (“Cirrata V”); and Cirrata V UK Limited, a limited liability company incorporated under the laws of England and Wales and an indirect wholly owned subsidiary of the Company (“Cirrata UK”, and together with Cirrata Group and Cirrata V, the “Borrowers”); the lenders party thereto (the “Lenders”); and UBS AG, Stamford Branch, as administrative agent (the “Agent”) for the Lenders.
Pursuant to the Amendment, the maturity date for amounts owed with respect to the loans made under the Credit Agreement was extended from July 31, 2025, to the earlier of (a) December 31, 2025, and (b) the date that is the three-month anniversary of the termination of the Stock Purchase Agreement, dated June 4, 2024, between the Company and American Acorn Corporation. The Amendment requires repayment of $10,000,000 of the principal amount of outstanding loans on October 31, 2025, in addition to any mandatory prepayment required under the Credit Agreement. Pursuant to the Amendment, a duration fee equal to 1.00% of the then outstanding loans shall be due on November 3, 2025. The Amendment also requires the Company and Cirrata Group, collectively, to maintain unrestricted cash and cash equivalent balances, determined in accordance with GAAP, of not less than $30,000,000 at any time. The Borrowers paid to the Agent, for the account of the Lenders, an extension fee in an amount equal to 1.00% of the aggregate principal amount of loans outstanding under the Credit Agreement on June 10, 2025.

EXHIBIT INDEX

Exhibit
Number	Exhibit Description
101.INS	XBRL Instance Document - the instance document does not appear in the interactive Data File because its XBRL tags are embedded within the Inline XBRL document.
101.SCH	XBRL Taxonomy Extension Schema Document.
101.CAL	XBRL Taxonomy Extension Calculation Linkbase Document.
101.LAB	XBRL Taxonomy Extension Label Linkbase Document.
101.PRE	XBRL Taxonomy Extension Presentation Linkbase Document.
101.DEF	XBRL Taxonomy Extension Definition Linkbase Document.
104	Cover Page Interactive Data File - The cover page interactive data file does not appear in the Interactive Data File because its XBRL tags or embedded within the Inline XBRL document

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Ambac Financial Group, Inc.
(Registrant)

Dated:	June 16, 2025	By:	/s/ Stephen M. Ksenak
Stephen M. Ksenak
Senior Managing Director and General Cousel
1